                                                                   EXHIBIT 10.50

                                   CPR SELECT

                  THE CORPORATEPLAN FOR RETIREMENT SELECT PLAN




                               ADOPTION AGREEMENT











                                 IMPORTANT NOTE

THIS DOCUMENT IS NOT AN IRS APPROVED PROTOTYPE PLAN. AN ADOPTING EMPLOYER MAY NOT RELY SOLELY ON THIS PLAN TO ENSURE THAT THE PLAN IS "UNFUNDED AND MAINTAINED PRIMARILY FOR THE PURPOSE OF PROVIDING DEFERRED COMPENSATION TO A SELECT GROUP OF MANAGEMENT OR HIGHLY COMPENSATED EMPLOYEES" AND EXEMPT FROM PARTS 2 THROUGH 4 OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 WITH RESPECT TO THE EMPLOYER'S PARTICULAR SITUATION. FIDELITY MANAGEMENT TRUST COMPANY, ITS AFFILIATES AND EMPLOYEES MAY NOT PROVIDE YOU WITH LEGAL ADVICE IN CONNECTION WITH THE EXECUTION OF THIS DOCUMENT. THIS DOCUMENT SHOULD BE REVIEWED BY YOUR ATTORNEY AND/OR ACCOUNTANT PRIOR TO EXECUTION.

                               ADOPTION AGREEMENT
                                    ARTICLE 1



1.01   PLAN INFORMATION

       (a)    NAME OF PLAN:

              This is the VERITAS SOFTWARE MANAGEMENT DEFERRED COMPENSATION Plan (the "Plan").


       (b)    NAME OF PLAN ADMINISTRATOR, IF NOT THE EMPLOYER:

              N/A
              ------------------------------------------------------------------
              Address:
                                   ---------------------------------------------
              Phone Number:
                                   ---------------------------------------------

              The Plan Administrator is the agent for service of legal process for the Plan.


       (c)    THREE DIGIT PLAN NUMBER: 002

       (d)    PLAN YEAR END (month/day): December 31

       (e)    PLAN STATUS (check one):

              (1)    [X] Effective Date of new Plan: January 1, 2001

              (2)    [ ] Amendment Effective Date: _______________.


                     The original effective date of the Plan: ___________

1.02   EMPLOYER

       (a)    THE EMPLOYER IS: VERITAS Software Corporation

              Address: 1600 Plymouth Street
                       Mountain View, CA  94043

              Contact's Name:      DON RATH              ROB ADAMS
                                   ---------------------------------------------

              Telephone Number:    650 527 4563          650 527 4032
                                   ---------------------------------------------


              (1)    Employer's Tax Identification Number: 77-0507675

              (2)    Business form of Employer (check one):

                     (A) [X]  Corporation

                     (B) [ ]  Sole proprietor or partnership

                     (C) [ ]  Subchapter S Corporation

              (3)    Employer's fiscal year end: December 31

       (b) THE TERM "EMPLOYER" INCLUDES THE FOLLOWING RELATED EMPLOYER(s) (as defined in Section 2.01(a)(21)):

                     VERITAS SOFTWARE CORPORATION           77-0507675
                     VERITAS OPERATING CORPORATION          94-2823068
                     VERITAS SOFTWARE GLOBAL CORPORATION    59-2878624
                     VERITAS INVESTMENT CORPORATION         [TO BE FORMED]

                     -----------------------------------------------------------

                     -----------------------------------------------------------

                     -----------------------------------------------------------

1.03   COVERAGE


       (a) ONLY THOSE EMPLOYEES LISTED IN ATTACHMENT A WILL BE ELIGIBLE TO PARTICIPATE IN THE PLAN.

       (b)    THE ENTRY DATE(s) SHALL BE (check one):

              (1)   [ ]  the first day of each Plan Year.

              (2)   [ ]  the first day of each Plan Year and the date six months later.

              (3)   [ ]  the first day of each Plan Year and the first day of
                         the fourth, seventh, and tenth months.

              (4)   [X]  the first day of each month.


1.04   COMPENSATION

       FOR PURPOSES OF DETERMINING CONTRIBUTIONS UNDER THE PLAN, COMPENSATION SHALL BE AS DEFINED IN SECTION 2.01(a)(6), BUT EXCLUDING (check the appropriate box(es)):

       (a)   [ ]  Overtime Pay.

       (b)   [ ]  Bonuses.

       (c)   [ ]  Commissions.

       (d)   [X]  The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

       (e)   [ ]  No exclusions.

1.05   CONTRIBUTIONS

       (a) DEFERRAL CONTRIBUTIONS THE EMPLOYER SHALL MAKE A DEFERRAL CONTRIBUTION IN ACCORDANCE WITH SECTION 4.01 ON BEHALF OF EACH PARTICIPANT WHO HAS AN EXECUTED SALARY REDUCTION AGREEMENT IN EFFECT WITH THE EMPLOYER FOR THE PLAN YEAR (OR PORTION OF THE PLAN
              YEAR) IN QUESTION, NOT TO EXCEED 75% OF BASE SALARY AND 100% OF ALL OTHER COMPENSATION FOR THAT PLAN YEAR.

       (b)    [ ] MATCHING CONTRIBUTIONS - NOT APPLICABLE

              (1) THE EMPLOYER SHALL MAKE A MATCHING CONTRIBUTION ON BEHALF OF EACH PARTICIPANT IN AN AMOUNT EQUAL TO THE FOLLOWING PERCENTAGE OF A PARTICIPANT'S DEFERRAL CONTRIBUTIONS DURING THE PLAN YEAR (check one):

                     (A)   [ ]  50%

                     (B)   [ ] 100%

                     (C)   [ ] ___%

                     (D)   [ ] (Tiered Match) ___% of the first ___% of the
                               Participant's Compensation contributed to the
                               Plan,

                               ___________% of the next _____________% of the
                               Participant's  Compensation contributed to the
                               Plan,

                               ___________% of the next _____________% of the
                               Participant's  Compensation contributed to the
                               Plan.

                     (E)   [ ] The percentage declared for the year, if any,
                               by a Board of Directors' resolution.

                     (F)   [ ] Other:
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

              (2) [ ] MATCHING CONTRIBUTION LIMITS (check the appropriate box(es)):

                     (A)   [ ] Deferral Contributions in excess of ________%
                               of the Participant's Compensation for the period in question shall not be considered for Matching Contributions.

                           Note:  If the Employer elects a percentage limit in
                                  (A) above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each period.

                     (B)   [ ] Matching Contributions for each Participant for
                               each Plan Year shall be limited to $___________.

       (3)    ELIGIBILITY REQUIREMENT(s) FOR MATCHING CONTRIBUTIONS

              A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options
              (B) and (C) may not be elected together):



              (A) [ ] Is employed by the Employer on the last day of the Plan
                      Year.

              (B) [ ] Earns at least 500 Hours of Service during the Plan Year.

              (C) [ ] Earns at least 1,000 Hours of Service during the Plan
                      Year.

              (D) [ ] No requirements.


              NOTE: If option (A), (B) or (C) above is selected then Matching Contributions can only be MADE by the Employer AFTER the Plan Year ends. Any Matching Contribution made before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(b)(3)).

1.06   DISTRIBUTION DATES

              A Participant may elect to receive a distribution or commence distributions from his Account pursuant to Section 8.02 upon the following date(s) (check the appropriate box(es). If Option (c) is elected, then options (a) and (b) may not be elected):


              (a) [ ] ATTAINMENT OF NORMAL RETIREMENT AGE. NORMAL RETIREMENT
                      AGE UNDER THE PLAN IS (check one):

                      (1)  [ ]  age 65.

                      (2)  [ ]  age ____ (specify from 55 through 64).

                      (3)  [ ]  later of the age ___  (can not exceed 65)
                                or the fifth anniversary of the Participant's Commencement Date.

              (b) [ ] ATTAINMENT OF EARLY RETIREMENT AGE. EARLY RETIREMENT AGE
                      IS THE FIRST DAY OF THE MONTH AFTER THE PARTICIPANT ATTAINS AGE ____ (SPECIFY 55 OR GREATER) AND COMPLETES _______ YEARS OF SERVICE FOR VESTING.

              (c) [X] TERMINATION OF EMPLOYMENT WITH THE EMPLOYER.

1.07   VESTING SCHEDULE -- NOT APPLICABLE

       (a) THE PARTICIPANT'S VESTED PERCENTAGE IN MATCHING CONTRIBUTIONS ELECTED IN SECTION 1.05(b) SHALL BE BASED UPON THE SCHEDULE(s) SELECTED BELOW.

               (1)    [ ]  N/A - No Matching Contributions
               (2)    [ ]  100% Vesting immediately
               (3)    [ ]  3 year cliff (see C below)
               (4)    [ ]  5 year cliff (see D below)
               (5)    [ ]  6 year graduated (see E below)
               (6)    [ ]  7 year graduated (see F below)
               (7)    [ ]  G below
               (8)    [ ]  Other (Attachment "B")

     YEARS OF                                    VESTING SCHEDULE
   SERVICE FOR                                   ----------------
     VESTING             C           D            E            F           G
     -------             -           -            -            -           -
         0               0%           0%          0%           0%         ___
         1               0%           0%          0%           0%         ___
         2               0%           0%         20%           0%         ___
         3             100%           0%         40%          20%         ___
         4             100%           0%         60%          40%         ___
         5             100%         100%         80%          60%         ___
         6             100%         100%        100%          80%         ___
         7             100%         100%        100%         100%        100%


       (b) [ ] YEARS OF SERVICE FOR VESTING SHALL EXCLUDE (check one):

           (1) [ ] for new plans, service prior to the Effective Date as defined in Section 1.01(e)(1).

           (2) [ ] for existing plans converting from another plan document, service prior to the original Effective Date as defined in
                   Section 1.01(e)(2).

       (c) [ ] A PARTICIPANT WILL FORFEIT HIS MATCHING CONTRIBUTIONS UPON THE OCCURRENCE OF THE FOLLOWING EVENT (s):

                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------

       (d) A PARTICIPANT WILL BE 100% VESTED IN HIS MATCHING CONTRIBUTIONS UPON (CHECK THE APPROPRIATE BOX(es), IF ANY):

               (1) [ ] Normal Retirement Age (as defined in Section 1.06(a)).

               (2) [ ] Early Retirement Age (as defined in Section 1.06(b)).

               (3) [ ] Death


1.08   PREDECESSOR EMPLOYER SERVICE -- NOT APPLICABLE

       [ ] SERVICE FOR PURPOSES OF VESTING IN SECTION 1.07(a) SHALL INCLUDE SERVICE WITH THE FOLLOWING EMPLOYER(s):

       (a)
               -----------------------------------------------------------------

        (b)
               -----------------------------------------------------------------

        (c)
               -----------------------------------------------------------------

        (d)
               -----------------------------------------------------------------


1.09   HARDSHIP WITHDRAWALS

       PARTICIPANT WITHDRAWALS FOR HARDSHIP PRIOR TO TERMINATION OF EMPLOYMENT (check one):

       (a) [X] WILL BE ALLOWED IN ACCORDANCE WITH SECTION 7.07, SUBJECT TO A $1,000 MINIMUM AMOUNT. (MUST BE AT LEAST $1,000)

       (b) [ ]  WILL NOT BE ALLOWED.



1.10   DISTRIBUTIONS

       SUBJECT TO ARTICLES 7 AND 8, DISTRIBUTIONS UNDER THE PLAN WILL BE PAID (check the appropriate box(es)):

        (a) [X] AS A LUMP SUM.

        (b) [X] UNDER A SYSTEMATIC WITHDRAWAL PLAN (INSTALLMENTS) NOT TO EXCEED 10 YEARS.

1.11   INVESTMENT DECISIONS

       (a)    INVESTMENT DIRECTIONS

              Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed (check one):

              (1) [ ] by the Employer among the options listed in (b) below.

              (2) [X] by each Participant among the options listed in (b) below.

              (3) [ ] by each Participant with respect to Deferral Contributions and by the Employer with respect to Employer Matching Contributions. The Employer must direct the Employer Matching Contributions among the same investment options made available for Participant directed sources listed in
                     (b) below.

       (b)    PLAN INVESTMENT OPTIONS

              Participant Accounts will be treated as invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.

                             Fund Name                           Fund Number
                             ---------                           -----------


--------------------------------------------------------------
FUND                        FUND NAME                  FUND
OPTION                                                 NO.
--------------------------------------------------------------
1           FIDELITY RETIREMENT MONEY MARKET           0630
            PORTFOLIO
--------------------------------------------------------------
2           PIMCO LOW DURATION FUND (ADMINISTRATIVE    OFP6
            CLASS)
--------------------------------------------------------------
3           FIDELITY PURITAN FUND                      0004
--------------------------------------------------------------
4           FIDELITY EQUITY-INCOME FUND                0023
--------------------------------------------------------------
5           FIDELITY FUND                              0003
--------------------------------------------------------------
6           FIDELITY BLUE CHIP GROWTH FUND             0312
--------------------------------------------------------------
7           FIDELITY CONTRAFUND                        0022
--------------------------------------------------------------
8           FIDELITY GROWTH & INCOME PORTFOLIO         0027
--------------------------------------------------------------
9           FIDELITY LOW-PRICED STOCK FUND             0316
--------------------------------------------------------------
10          MAS VALUE PORTFOLIO                        OFM6
--------------------------------------------------------------
11          PIMCO MID CAP GROWTH FUND                  OFP3
--------------------------------------------------------------
12          FIDELITY EUROPE FUND                       0301
--------------------------------------------------------------
13          TEMPLETON GROWTH FUND, INC. I              OFTG
--------------------------------------------------------------
14          FIDELITY MAGELLAN FUND                     0021
--------------------------------------------------------------

IN THE EVENT THE EMPLOYER CHANGES ANY 401(k) PLAN INVESTMENT OPTION, THE EMPLOYER MAY REQUEST, IN WRITING, A CORRESPONDING CHANGE TO THE PLAN INVESTMENT OPTIONS LISTED ABOVE, PROVIDED THAT SUCH OPTION IS GENERALLY MADE AVAILABLE TO PLANS SUCH AS THE PLAN.

              NOTE: An additional annual recordkeeping fee will be charged for each fund in excess of ten funds.

              NOTE: The method and frequency for change of investments will be determined under the rules applicable to the selected funds. Information will be provided regarding expenses, if any, for changes in investment options.

1.12   RELIANCE ON PLAN

       An adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. This Agreement must be reviewed by your attorney and/or accountant before it is executed.

       This Adoption Agreement may be used only in conjunction with the CORPORATEplan for Retirement Select Basic Plan Document.

                                 EXECUTION PAGE
                                (FIDELITY'S COPY)



IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this ________day of _______________, 19_______.


                              Employer  VERITAS SOFTWARE CORPORATION
                                        ----------------------------------------

                              By
                                        ----------------------------------------

                             Title      Kenneth Lonchar, Senior Vice President
                                        ----------------------------------------
                                        and Chief Financial Officer
                                        ----------------------------------------


                              Employer
                                        ----------------------------------------

                              By
                                        ----------------------------------------

                              Title
                                        ----------------------------------------

                                 EXECUTION PAGE
                                (EMPLOYER'S COPY)



IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this ________day of _______________, 19_______.


                              Employer  VERITAS SOFTWARE CORPORATION
                                        ----------------------------------------

                              By
                                        ----------------------------------------

                             Title      Kenneth Lonchar, Senior Vice President
                                        ----------------------------------------
                                        and Chief Financial Officer
                                        ----------------------------------------


                              Employer
                                        ----------------------------------------

                              By
                                        ----------------------------------------

                              Title
                                        ----------------------------------------

                                  ATTACHMENT A

PURSUANT TO SECTION 1.03(a), THE FOLLOWING ARE THE EMPLOYEES WHO ARE ELIGIBLE TO PARTICIPATE IN THE PLAN:









                              Employer  VERITAS SOFTWARE CORPORATION
                                        ----------------------------------------

                              By
                                        ----------------------------------------

                              Title Kenneth Lonchar, Senior Vice President and Chief Financial Officer
                                        ----------------------------------------

                              Date
                                        ----------------------------------------





NOTE: The Employer must revise Attachment A to add employees as they become eligible or delete employees who are no longer eligible.

                  THE CORPORATEPLAN FOR RETIREMENT SELECT PLAN

                               BASIC PLAN DOCUMENT









                                 IMPORTANT NOTE

THIS DOCUMENT IS NOT AN IRS APPROVED PROTOTYPE PLAN. AN ADOPTING EMPLOYER MAY NOT RELY SOLELY ON THIS PLAN TO ENSURE THAT THE PLAN IS "UNFUNDED AND MAINTAINED PRIMARILY FOR THE PURPOSE OF PROVIDING DEFERRED COMPENSATION TO A SELECT GROUP OF MANAGEMENT OR HIGHLY COMPENSATED EMPLOYEES" AND EXEMPT FROM PARTS 2 THROUGH 4 OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 WITH RESPECT TO THE EMPLOYER'S PARTICULAR SITUATION. FIDELITY MANAGEMENT TRUST COMPANY, ITS AFFILIATES AND EMPLOYEES MAY NOT PROVIDE YOU WITH LEGAL ADVICE IN CONNECTION WITH THE EXECUTION OF THIS DOCUMENT. THIS DOCUMENT SHOULD BE REVIEWED BY YOUR ATTORNEY AND/OR ACCOUNTANT PRIOR TO EXECUTION.


[NOTE: CUSTOMIZING CHANGES HAVE BEEN MADE TO THIS DOCUMENT FOR VERITAS SOFTWARE CORPORATION. DELETIONS ARE INDICATED WITH A * OR TEXTUAL NOTE. INSERTIONS ARE UNDERLINED.]

                                   CPR SELECT
                               BASIC PLAN DOCUMENT

ARTICLE 1    ADOPTION AGREEMENT

ARTICLE 2    DEFINITIONS

   2.01 - Definitions

ARTICLE 3    PARTICIPATION

   3.01 - Date of Participation
   3.02 - Resumption of Participation Following Re employment
   3.03 - Cessation or Resumption of Participation Following a Change in Status

ARTICLE 4    CONTRIBUTIONS

   4.01 - Deferral Contributions
   4.02 - [Purposefully deleted]
   4.03 - Time of Making Employer Contributions

ARTICLE 5    PARTICIPANTS' ACCOUNTS

   5.01 - Individual Accounts

ARTICLE 6    INVESTMENT OF CONTRIBUTIONS

   6.01 - Manner of Investment
   6.02 - Investment Decisions

ARTICLE 7    RIGHT TO BENEFITS

   7.01 - Normal or Early Retirement
   7.02 - Death
   7.03 - Other Termination of Employment
   7.04 - [Purposefully deleted]
   7.05 - [Purposefully deleted]
   7.06 - Adjustment for Investment Experience
   7.07 - Hardship Withdrawals

ARTICLE 8    DISTRIBUTION OF BENEFITS PAYABLE AFTER TERMINATION OF SERVICE

   8.01 - Distribution of Benefits to Participants and Beneficiaries
   8.02 - Determination of Method of Distribution
   8.03 - Notice to Trustee
   8.04 - Time of Distribution

ARTICLE 9    AMENDMENT AND TERMINATION

   9.01 - Amendment by Employer
   9.02 - Retroactive Amendments
   9.03 - Termination
   9.04 - Distribution Upon Termination of the Plan

ARTICLE 10   MISCELLANEOUS

   10.01 - Communication to Participants
   10.02 - Limitation of Rights
   10.03 - Nonalienability of Benefits
   10.04 - Facility of Payment
   10.05 - Information between Employer and Trustee
   10.06 - Notices
   10.07 - Governing Law

ARTICLE 11   PLAN ADMINISTRATION

   11.01 - Powers and responsibilities of the Administrator
   11.02 - Nondiscriminatory Exercise of Authority
   11.03 - Claims and Review Procedures
   11.04 - Cost of Administration

                                    PREAMBLE


IT IS THE INTENTION OF THE EMPLOYER TO ESTABLISH HEREIN AN UNFUNDED PLAN MAINTAINED SOLELY FOR THE PURPOSE OF PROVIDING DEFERRED COMPENSATION FOR A SELECT GROUP OF MANAGEMENT OR HIGHLY COMPENSATED EMPLOYEES FOR PURPOSES OF TITLE I OF ERISA.



ARTICLE 1.  ADOPTION AGREEMENT.



ARTICLE 2.  DEFINITIONS.


2.01.  DEFINITIONS.

       (a) Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

              (1) "Account" means an account established on the books of the Employer for the purpose of recording amounts credited on behalf of a Participant and any income, expenses, gains or losses included thereon.

              (2) "Administrator" means the Employer adopting this Plan, or other person designated by the Employer in Section 1.01(b).

              (3) "Adoption Agreement" means Article 1 under which the Employer establishes and adopts or amends the Plan and designates the optional provisions selected by the Employer. The provisions of the Adoption Agreement shall be an integral part of the Plan.

              (4) "Beneficiary" means the person or persons entitled under
              Section 7.02 to receive benefits under the Plan upon the death of a Participant.

              (5) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

              (6) "Compensation" shall mean for purposes of Article 4 (Contributions)wages as defined in Section 3401(a) of the Code and all other payments of compensation to an employee by the employer (in the course of the employers trade or business) for which the employer is required to furnish the employee a written statement under Section 6041(d) and 6051(a)(3) of the Code, excluding any items elected by the Employer in Section 1.04, reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits, but including amounts that are not includable in the gross income of the Participant under a salary reduction agreement by reason of the application of Sections 125, 402(a)(8), 402(h), or 403(b) of the Code. Compensation must be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code). Included within Compensation shall be Base Salary, which is a Participant's base salary before any reduction by reason of any salary reduction agreement under Sections 125, 402(a)(8), 402(h), or 403(b) of the Code.

       Compensation and Base Salary shall generally be based on the amount that would have been actually paid to the Participant during the Plan Year but for an election under Section 4.01.

       *

       (7) [Purposefully deleted]

       (8) "Employee" means any employee of the Employer *.

       (9) "Employer" means the employer named in Section 1.02(a) and any Related Employers designated in Section 1.02(b).

       (10) "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service.

       (11) "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

       (12) "Fidelity Fund" means any Registered Investment Company which is made available to plans utilizing the CORPORATEplan for Retirement Select Plan.

       (13) "Fund Share" means the share, unit, or other evidence of ownership in a Fidelity Fund.

       (14) [Purposefully deleted].

       (15) "Normal Retirement Age" means the normal retirement age specified in
Section 1.06(a) of the Adoption Agreement.

       (16) [Purposefully deleted]

       (17) "Participant" means any Employee who participates in the Plan in accordance with Article 3 hereof.

       (18) "Plan" means the plan established by the Employer as set forth herein as a new plan or as an amendment to an existing plan, by executing the Adoption Agreement, together with any and all amendments hereto.

       (19) "Plan Year" means the 12-consecutive month period designated by the Employer in Section 1.01(d).

       (20) "Registered Investment Company" means any one or more corporations, partnerships or trusts registered under the Investment Company Act of 1940 for which Fidelity Management and Research Company serves as investment advisor.

       (21) "Related Employer" means any employer other than the Employer named in Section 1.02(a), if the Employer and such other employer are members of a controlled group of corporations (as defined in Section 414(b) of the Code) or an affiliated service group (as defined in Section 414(m)), or are trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c)), or such other employer is required to be aggregated with the Employer pursuant to regulations issued under Section 414(o).

       (22) [Purposefully deleted]

       (23) "Trust" means the trust created by the Employer.

       (24) "Trust Agreement" means the agreement between the Employer and the Trustee, as set forth in a separate agreement, under which assets are held, administered, and managed subject to the claims of the Employer's creditors in the event of the Employer's insolvency, until paid to Plan Participants and their Beneficiaries as specified in the Plan.

       (25) "Trust Fund" means the property held in the Trust by the Trustee.

       (26) "Trustee" means the corporation or individuals appointed by the Employer to administer the Trust in accordance with the Trust Agreement.

       (27) [Purposefully deleted]

(b) Pronouns used in the Plan are in the masculine gender but include the feminine gender unless the context clearly indicates otherwise.


ARTICLE 3.  PARTICIPATION.

3.01. DATE OF PARTICIPATION. An eligible Employee (as set forth in Section 1.03(a)) will become a Participant in the Plan on the first Entry Date after which he becomes an eligible Employee if he has filed an election pursuant to
Section 4.01. If the eligible Employee does not file an election pursuant to
Section 4.01 prior to his first Entry Date, then the eligible Employee will become a Participant in the Plan as of the first day of a Plan Year for which he has filed an election.

3.02. RESUMPTION OF PARTICIPATION FOLLOWING RE EMPLOYMENT. If a Participant ceases to be an Employee and thereafter returns to the employ of the Employer he will again become a Participant as of an Entry Date following the date on which he completes an Hour of Service for the Employer following his re employment, if he is an eligible Employee as defined in Section 1.03(a), and has filed an election pursuant to Section 4.01.

3.03. CESSATION OR RESUMPTION OF PARTICIPATION FOLLOWING A CHANGE IN STATUS. If any Participant continues in the employ of the Employer or Related Employer but ceases to be an eligible Employee as defined in Section 1.03(a), the individual shall continue to be a Participant until the entire amount of his benefit is distributed; however, the individual shall not be entitled to make Deferral Contributions * during the period that he is not an eligible Employee. * In the event that the individual subsequently again becomes an eligible Employee, the individual shall resume full participation in accordance with Section 3.01.


ARTICLE 4.  CONTRIBUTIONS.

4.01. DEFERRAL CONTRIBUTIONS. Each Participant may elect to execute a salary reduction agreement with the Employer to reduce his * Base Salary by a specified percentage and to reduce his other Compensation by a specified percentage not exceeding the percentages set forth in Section 1.05(a) and equal to a whole number multiple of one (1) percent. Such agreement shall become effective on the first day of the period as set forth in the Participant's election. The election will be effective to defer Compensation relating to all services performed in a Plan Year subsequent to the filing of such an election. An election once made will remain in effect until a new election is made. A new election will be effective as of the first day of the following Plan Year and will apply only to Compensation payable with respect to services rendered after such date. Amounts credited to a Participant's account prior to the effective date of any new election will not be affected and will be paid in accordance with that prior election. The Employer shall credit an amount to the account maintained on behalf of the Participant corresponding to the amount of said reduction. Under no circumstances may a salary reduction agreement be adopted retroactively. A

Participant may not revoke a salary reduction agreement for a Plan year during that year, except that, in the event of a Hardship (as defined in Section 7.07), a Participant may cease ongoing deferrals under the Plan but may not thereafter re-enroll in the Plan until the following Plan year.

4.02. [Purposefully deleted]

4.03. TIME OF MAKING EMPLOYER CONTRIBUTIONS. The Employer will from time to time make a transfer of assets to the Trustee for each Plan Year. The Employer shall provide the Trustee with information on the amount to be credited to the separate account of each Participant maintained under the Trust.


ARTICLE 5.  PARTICIPANTS' ACCOUNTS.

5.01. INDIVIDUAL ACCOUNTS. The Administrator will establish and maintain an Account for each Participant which will reflect Deferral Contributions credited to the Account on behalf of the Participant and earnings, expenses, gains and losses credited thereto, and deemed investments made with amounts in the Participant's Account. The Administrator will establish and maintain such other accounts and records as it decides in its discretion to be reasonably required or appropriate in order to discharge its duties under the Plan. Participants will be furnished statements of their Account values at least once each Plan Year.


ARTICLE 6.  INVESTMENT OF CONTRIBUTIONS.

6.01. MANNER OF INVESTMENT. All amounts credited to the Accounts of Participants shall be treated as though invested and reinvested only in eligible investments selected by the Employer in Section 1.11(b).

6.02. INVESTMENT DECISIONS. Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed by the Employer or by each Participant, or both, in accordance with the Employer's election in
Section 1.11(a).

       (a) All dividends, interest, gains and distributions of any nature earned in respect of Fund Shares in which the Account is treated as investing shall be credited to the Account as though reinvested in additional shares of that Fidelity Fund.

       (b) Expenses attributable to the acquisition of investments shall be charged to the Account of the Participant for which such investment is made.


ARTICLE 7.  RIGHT TO BENEFITS.

7.01. NORMAL OR EARLY RETIREMENT. * Each Participant who attains his Normal Retirement Age or Early Retirement Age will have a nonforfeitable interest in his Account . * If a Participant retires on or after attainment of Normal or Early Retirement Age, such retirement is referred to as a normal retirement. On or after his normal retirement, the balance of the Participant's Account, plus any amounts thereafter credited to his Account, subject to the provisions of
Section 7.06, will be distributed to him in accordance with Article 8.

*

7.02. DEATH. If a Participant dies before the distribution of his Account has commenced, or before such distribution has been completed, his Account shall become vested * and his designated Beneficiary or Beneficiaries will be entitled to receive the balance or remaining balance of his Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.06. Distribution to the Beneficiary or Beneficiaries will be made in accordance with
Article 8.

       A Participant may designate a Beneficiary or Beneficiaries, or change any prior designation of Beneficiary or Beneficiaries by giving notice to the Administrator on a form designated by the Administrator. If more than one person is designated as the Beneficiary, their respective interests shall be as indicated on the designation form.

       A copy of the death notice or other sufficient documentation must be filed with and approved by the Administrator. If upon the death of the Participant there is, in the opinion of the Administrator, no designated Beneficiary for part or all of the Participant's Account, such amount will be paid to his surviving spouse or, if none, to his estate (such spouse or estate shall be deemed to be the Beneficiary for purposes of the Plan). If a Beneficiary dies after benefits to such Beneficiary have commenced, but before they have been completed, and, in the opinion of the Administrator, no person has been designated to receive such remaining benefits, then such benefits shall be paid to the deceased Beneficiary's estate.

7.03. OTHER TERMINATION OF EMPLOYMENT. If provided by the Employer in Section 1.06, if a Participant terminates his employment for any reason other than death or normal retirement, he will be entitled to a termination benefit equal to * the value of * his Account as adjusted for income, expense, gain or loss. The amount payable under this Section 7.03 will be subject to the provisions of
Section 7.06 and will be distributed in accordance with Article 8.

7.04. [Purposefully deleted]

7.05. [Purposefully deleted]

7.06. ADJUSTMENT FOR INVESTMENT EXPERIENCE. If any distribution under this
Article 7 is not made in a single payment, the amount remaining in the Account after the distribution will be subject to adjustment until distributed to reflect the income and gain or loss on the investments in which such amount is treated as invested and any expenses properly charged under the Plan and Trust to such amounts.

7.07. HARDSHIP WITHDRAWALS. Subject to the provisions of Article 8, a Participant shall not be permitted to withdraw his Account (and earnings thereon) prior to retirement or termination of employment, except as follows: If permitted under Section 1.09, a Participant may apply to the Administrator to withdraw some or all of his Account if such withdrawal is made on account of a hardship. * "Hardship" means an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if early withdrawal were not permitted. The existence and extent of a hardship shall be determined by the Administrator, in its discretion, and any withdrawal shall be limited to the amount necessary to meet the financial need, as the Administrator determines. Absent a determination of hardship, a Participant may elect to receive 90% of his entire Account in an early distribution at any time upon 30 days written request, in which case the remaining 10% of the Participant's Account shall be permanently forfeited. A Participant electing to receive a forfeiture distribution may not re-enroll in the Plan until the next Plan year. Any amounts forfeited under this
Section 7.07 will be applied first to pay administrative expenses and then reduce the contributions of the Employer under the Plan


ARTICLE 8.  DISTRIBUTION OF BENEFITS PAYABLE AFTER TERMINATION OF SERVICE.

8.01. DISTRIBUTION OF BENEFITS TO PARTICIPANTS AND BENEFICIARIES.

              (a) Distributions under the Plan to a Participant or to the Beneficiary of the Participant shall be made in a lump sum in cash or, if elected by the Employer in Section 1.10 and specified in the

       Participant's deferral election, under a systematic withdrawal plan (installment(s)) not exceeding 10 years upon retirement, death or other termination of employment.

              (b) Distributions under a systematic withdrawal plan must be made in substantially equal annual, or more frequent, installments, in cash, over a period certain which does not extend 10 years. A Participant must make an election before the calendar year in which the Compensation is earned to receive distributions either in a lump sum in cash, or under a systematic withdrawal plan. A Participant may increase or decrease the number of installment distributions under a systematic withdrawal plan, provided such increase or decrease is made on or before the date one year prior to the Participant's termination or retirement.

8.02. DETERMINATION OF METHOD OF DISTRIBUTION. The Participant will determine the method of distribution of benefits to himself and the method of distribution to his Beneficiary. Such determination will be made at the time the Participant makes a deferral election. If the Participant does not determine the method of distribution to him or his Beneficiary, the method shall be a lump sum.

8.03. NOTICE TO TRUSTEE. The Administrator will notify the Trustee in writing whenever any Participant or Beneficiary is entitled to receive benefits under the Plan. The Administrator's notice shall indicate the form, amount and frequency of benefits that such Participant or Beneficiary shall receive.

8.04. TIME OF DISTRIBUTION. In no event will distribution to a Participant be made later than the date specified by the Participant in his salary reduction agreement.


ARTICLE 9.  AMENDMENT AND TERMINATION.

9.01 AMENDMENT BY EMPLOYER. The Employer reserves the authority to amend the Plan by filing with the Trustee an amended Adoption Agreement, executed by the Employer only, on which said Employer has indicated a change or changes in provisions previously elected by it. Such changes are to be effective on the effective date of such amended Adoption Agreement. Any such change notwithstanding, no Participant's Account shall be reduced by such change below the amount to which the Participant would have been entitled if he had voluntarily left the employ of the Employer immediately prior to the date of the change. The Employer may from time to time make any amendment to the Plan that may be necessary to satisfy the Code or ERISA. The Employer's board of directors or other individual specified in the resolution adopting this Plan shall act on behalf of the Employer for purposes of this Section 9.01.

9.02 RETROACTIVE AMENDMENTS. An amendment made by the Employer in accordance with Section 9.01 may be made effective on a date prior to the first day of the Plan Year in which it is adopted if such amendment is necessary or appropriate to enable the Plan and Trust to satisfy the applicable requirements of the Code or ERISA or to conform the Plan to any change in federal law or to any regulations or ruling thereunder. Any retroactive amendment by the Employer shall be subject to the provisions of Section 9.01.

9.03. TERMINATION. The Employer has adopted the Plan with the intention and expectation that contributions will be continued indefinitely. However, said Employer has no obligation or liability whatsoever to maintain the Plan for any length of time and may discontinue contributions under the Plan or terminate the Plan at any time by written notice delivered to the Trustee without any liability hereunder for any such discontinuance or termination.

9.04. DISTRIBUTION UPON TERMINATION OF THE PLAN. Upon termination of the Plan, no further Deferral Contributions Contributions shall be made under the Plan, but Accounts of Participants maintained under the Plan at the time of termination shall continue to be governed by the terms of the Plan until paid out in accordance with the terms of the Plan; provided that the Employer may, in its discretion, direct that all Accounts be distributed in a lump sum as soon as practicable following termination of the Plan..

ARTICLE 10.  MISCELLANEOUS.

10.01. COMMUNICATION TO PARTICIPANTS. The Plan will be communicated to all Participants by the Employer promptly after the Plan is adopted.

10 02. LIMITATION OF RIGHTS. Neither the establishment of the Plan and the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving to any Participant or other person any legal or equitable right against the Employer, Administrator or Trustee, except as provided herein; and in no event will the terms of employment or service of any Participant be modified or in any way affected hereby.

10.03. NONALIENABILITY OF BENEFITS. The benefits provided hereunder will not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, either voluntarily or involuntarily, and any attempt to cause such benefits to be so subjected will not be recognized, except to such extent as may be required by law.

10 04. FACILITY OF PAYMENT. In the event the Administrator determines, on the basis of medical reports or other evidence satisfactory to the Administrator, that the recipient of any benefit payments under the Plan is incapable of handling his affairs by reason of minority, illness, infirmity or other incapacity, the Administrator may direct the Trustee to disburse such payments to a person or institution designated by a court which has jurisdiction over such recipient or a person or institution otherwise having the legal authority under State law for the care and control of such recipient. The receipt by such person or institution of any such payments shall be complete acquittance therefore, and any such payment to the extent thereof, shall discharge the liability of the Trust for the payment of benefits hereunder to such recipient.

10.05. INFORMATION BETWEEN EMPLOYER AND TRUSTEE. The Employer agrees to furnish the Trustee, and the Trustee agrees to furnish the Employer with such information relating to the Plan and Trust as may be required by the other in order to carry out their respective duties hereunder, including without limitation information required under the Code or ERISA and any regulations issued or forms adopted thereunder.

10.06. NOTICES. Any notice or other communication in connection with this Plan shall be deemed delivered in writing if addressed as provided below and if either actually delivered at said address or, in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, first-class postage prepaid and registered or certified:

       (a)If to the Employer or Administrator, to it at the address set forth in the Adoption Agreement, to the attention of the person specified to receive notice in the Adoption Agreement;

       (b)If to the Trustee, to it at the address set forth in the Trust Agreement;

or, in each case at such other address as the addressee shall have specified by written notice delivered in accordance with the foregoing to the addressor's then effective notice address.

10.07. GOVERNING LAW. The Plan and the accompanying Adoption Agreement will be construed, administered and enforced according to ERISA, and to the extent not preempted thereby, the laws of the Commonwealth of Massachusetts.


ARTICLE 11.  PLAN ADMINISTRATION.

11.01. POWERS AND RESPONSIBILITIES OF THE ADMINISTRATOR. The Administrator has the full power and the full responsibility to administer the Plan in all of its details, subject, however, to the applicable requirements of ERISA. The Administrator's powers and responsibilities include, but are not limited to, the following:

       (a) To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

       (b) To interpret the Plan, its interpretation thereof in good faith to be final and conclusive on all persons claiming benefits under the Plan;

       (c) To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;

       (d) To administer the claims and review procedures specified in Section 11.03;

       (e) To compute the amount of benefits which will be payable to any Participant, former Participant or Beneficiary in accordance with the provisions of the Plan;

       (f) To determine the person or persons to whom such benefits will be paid;

       (g) To authorize the payment of benefits;

       (h) To comply with the reporting and disclosure requirements of Part 1 of Subtitle B of Title I of ERISA;

       (i) To appoint such agents, counsel, accountants, and consultants as may be required to assist in administering the Plan;

       (j) By written instrument, to allocate and delegate its responsibilities, including the formation of an Administrative Committee to administer the Plan;

11.02. NONDISCRIMINATORY EXERCISE OF AUTHORITY. Whenever, in the administration of the Plan, any discretionary action by the Administrator is required, the Administrator shall exercise its authority in a nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment.

11.03.  CLAIMS AND REVIEW PROCEDURES.

       (a)Claims Procedure. If any person believes he is being denied any rights or benefits under the Plan, such person may file a claim in writing with the Administrator. If any such claim is wholly or partially denied, the Administrator will notify such person of its decision in writing. Such notification will contain (i) specific reasons for the denial, (ii) specific reference to pertinent Plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the person wishes to submit a request for review. Such notification will be given within 90 days after the claim is received by the Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and such person may request a review of his claim.

       (b)Review Procedure. Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred), such person (or his duly authorized representative) may (i) file a written request with the Administrator for a review of his denied claim and of pertinent documents and (ii) submit written issues and comments to the Administrator. The Administrator will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after the request for review is received by the Administrator (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Administrator to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period). If the decision on review is not made within such period, the claim will be considered denied.


11.04. COSTS OF ADMINISTRATION. Unless some or all costs and expenses are paid by the Employer, all reasonable costs and expenses (including legal, accounting, and employee communication fees) incurred by the Administrator and the Trustee in administering the Plan and Trust will be paid first from the forfeitures (if any) resulting under Section 7.057, then from the remaining Trust Fund. All such costs and expenses paid from the Trust Fund will, unless allocable to the Accounts of particular Participants, be charged against the Accounts of all Participants on a prorata basis or in such other reasonable manner as may be directed by the Employer.